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


                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Owen J. Onsum and Louise A. Walker, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

                   Signature                                       Title                             Date
                   ---------                                       -----                             ----


               /s/ Owen J. Onsum                   President, Chief Executive Officer and          May 18, 2000
----------------------------------------------     Director (Principal Executive Officer)
                  Owen J. Onsum

             /s/ Louise A. Walker                  Chief Financial Officer (Principal              May 18, 2000
----------------------------------------------     Financial and Accounting Officer)
                Louise A. Walker

              /s/ Lori J. Aldrete                  Director                                        May 18, 2000
----------------------------------------------
                 Lori J. Aldrete

           /s/ Frank J. Andrews, Jr.               Director                                        May 18, 2000
----------------------------------------------
              Frank J. Andrews, Jr.

             /s/ John C. Carbahal                  Director                                        May 18, 2000
----------------------------------------------
                John C. Carbahal

              /s/ Gregory DuPratt                  Director                                        May 18, 2000
----------------------------------------------
                 Gregory DuPratt

               /s/ John F. Hamel                   Director                                        May 18, 2000
----------------------------------------------
                  John F. Hamel

              /s/ Diane P. Hamlyn                  Director                                        May 18, 2000
----------------------------------------------
                 Diane P. Hamlyn



                                     -108-

                   Signature                                       Title                             Date
                   ---------                                       -----                             ----


           /s/ William H. Jones, Jr.               Director                                        May 18, 2000
----------------------------------------------
              William H. Jones, Jr.

             /s/ David W. Schulze                  Director                                        May 18, 2000
----------------------------------------------
                David W. Schulze

             /s/ Thomas S. Wallace                 Director                                        May 18, 2000
----------------------------------------------
                Thomas S. Wallace

             /s/ Foy S. McNaughton                 Director                                        May 18, 2000
----------------------------------------------
                Foy S. McNaughton


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